UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2021

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	New York Stock Exchange

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described in Item 5.07 of this Current Report on Form 8-K, on August 25, 2021, at its annual meeting of stockholders, the stockholders of Boot Barn Holdings, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Boot Barn Holdings, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”).

The purpose of the Amendment is to amend the aggregate limit on the value of awards that may be granted under the 2020 Equity Incentive Plan, and cash fees that may be paid, to each of the Company’s non-employee directors in any fiscal year. The Company obtained stockholder approval of the Amendment in accordance with the rules of the New York Stock Exchange.

For a description of the terms and conditions of the Amendment, as approved by stockholders on August 25, 2021, see “Proposal 3: Approval of Amendment to the Boot Barn Holdings, Inc. 2020 Equity Incentive Plan” in the proxy statement for the annual meeting, which description is incorporated herein by reference.

The foregoing description of the Amendment and the description of the Amendment contained in the proxy statement are each qualified in their entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Boot Barn Holdings, Inc. (the “Company”) was held on August 25, 2021. At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as follows:

Proposal 1: Election of Directors

The stockholders elected all of management’s nominees for election as directors. The results of the vote taken were as follows:

Directors	For	Withheld	Broker Non-Vote
Greg Bettinelli	25,845,651	528,840	755,119
Chris Bruzzo	25,868,530	505,961	755,119
Eddie Burt	26,086,651	287,840	755,119
James G. Conroy	25,884,836	489,655	755,119
Lisa G. Laube	25,704,122	670,369	755,119
Anne MacDonald	25,688,179	686,312	755,119
Brenda I. Morris	25,802,791	571,700	755,119
Peter Starrett	20,989,430	5,385,061	755,119
Brad Weston	18,653,402	7,721,089	755,119

Proposal 2: Say-on-Pay

The stockholders voted, on an advisory basis, to approve the fiscal 2021 compensation paid to the Company’s named executive officers. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
24,694,160	1,665,004	15,327	755,119

Proposal 3: Approval of the Amendment to the Boot Barn Holdings, Inc. 2020 Equity Incentive Plan

The stockholders voted to approve the Amendment to the Boot Barn Holdings, Inc. 2020 Equity Incentive Plan. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
24,906,945	1,429,083	38,463	755,119

Proposal 4: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending March 26, 2022. The results of the vote taken were as follows.

For	Against	Abstain	Broker Non-Vote
25,812,546	1,305,880	11,184	0

Item 9.01	Financial Statements and Exhibits

Exhibit 10.1	Amendment to the Boot Barn Holdings, Inc. 2020 Equity Incentive Plan.
Exhibit 104	Cover Page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

Date: August 26, 2021	By:	/s/ Gregory V. Hackman
Name: Gregory V. Hackman
Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer